SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2001

                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-25581                  06-1528493
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 (State or other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

       800 Connecticut Avenue, Norwalk, Connecticut                06854
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             (Address of principal office)                       (zip code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

Investment in priceline.com by Hutchison Whampoa Limited and Cheung Kong (Holdings) Limited

      On February 15, 2001, priceline.com Incorporated announced that Hutchison Whampoa Limited ("Hutchison") and Cheung Kong (Holdings) Limited ("CKH") had invested an aggregate $50.0 million in priceline.com. Hutchison and CKH invested an aggregate $50.0 million in priceline.com by purchasing approximately 24 million shares of priceline.com common stock at $2.10 per share, a price determined based on the market price of priceline.com's stock during the negotiation period. The information set forth above is qualified in its entirety by reference to the press release which is attached hereto as Exhibit 99.2 and the Stock Purchase Agreement and Registration Rights Agreement attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated herein by reference.

Item 9. Registration FD Disclosure.

4th quarter and year ended December 31, 2000 earnings

      On February 15, 2001, priceline.com Incorporated, a Delaware corporation, announced its results for the 4th quarter and year ended December 31, 2000. Priceline.com also provided a progress report on its steps to increase operating efficiencies and strengthen its core businesses and gave guidance for the first half of 2001. The information set forth above is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement issued by priceline.com on February 15, 2001), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  Exhibits.

                  99.1 Press Release issued by priceline.com Incorporated on February 15, 2001 relating to its 4th quarter and year ended December 31, 2000 earnings.

                  99.2 Press Release issued by priceline.com Incorporated on February 15, 2001 relating to purchase of common stock of priceline.com Incorporated by Hutchison Whampoa Limited and Cheung Kong (Holdings) Limited.

                  99.3 Stock Purchase Agreement, dated as of February 15, 2001, among priceline.com Incorporated, Prime Pro Group Limited and Forthcoming Era Limited.

                  99.4 Registration Rights Agreement, dated as of February 15, 2001, among priceline.com Incorporated, Prime Pro Group Limited and Forthcoming Era Limited.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRICELINE.COM INCORPORATED


                                            By: /s/ Daniel Schulman
                                                -------------------------------
                                                Name:  Daniel Schulman
                                                Title: Chief Executive Officer

Date: February 15, 2001

                                  EXHIBIT INDEX

            Exhibit No.       Description
            -----------       -----------

               99.1 Press Release issued by priceline.com Incorporated on February 15, 2001 relating to its 4th quarter and year ended December 31, 2000 earnings.

               99.2 Press Release issued by priceline.com Incorporated on February 15, 2001 relating to purchase of common stock of priceline.com Incorporated by Hutchison Whampoa Limited and Cheung Kong (Holdings) Limited.

               99.3 Stock Purchase Agreement, dated as of February 15, 2001, among priceline.com Incorporated, Prime Pro Group Limited and Forthcoming Era Limited.

               99.4 Registration Rights Agreement, dated as of February 15, 2001, among priceline.com Incorporated, Prime Pro Group Limited and Forthcoming Era Limited.